Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Power3 Medical Products, Inc. (the “Company”) on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven B. Rash, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 18, 2007	By: /s/ Steven B. Rash Name: Steven B. Rash Title: Chief Executive Officer (Principal Executive Officer) Power3 Medical Products, Inc.